STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 001 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Investment income
Net appreciation in fair value of investments	$ 1,634,890	$ 2,257,892	$ 3,638,951
Interest and dividends	3,343,311	2,413,506	1,839,727
Total investment income	4,978,201	4,671,398	5,478,678
Contributions
Employer	1,022,297	1,059,697	1,053,752
Participant	1,811,594	1,886,013	1,989,324
Direct rollovers	98,515	346,981	153,232
Total contributions	2,932,406	3,292,691	3,196,308
Benefits paid to participants	(3,048,683)	(4,865,107)	(7,550,692)
Administrative expenses (Note E)	(142,277)	(128,449)	(121,994)
Net increase in net assets available for benefits	4,719,647	2,970,533	1,002,300
NET ASSETS AVAILABLE FOR BENEFITS
Beginning of year	44,747,445	41,776,912	40,774,612
End of year	$ 49,467,092	$ 44,747,445	$ 41,776,912